UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2008

The Providence Service Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50364	86-0845127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5524 East Fourth Street, Tucson, Arizona	85711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (520) 747-6600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2008, the Board of Directors (the “Board”) of The Providence Service Corporation (the “Company”) appointed Craig A. Norris as a member of the Board effective immediately. Mr. Norris, age 41, currently serves as the Company’s Chief Operating Officer. He has not been appointed to serve on any committee of the Board. The appointment of Mr. Norris fills a vacancy on the Board left by a Class 1 director in April 2008. Mr. Norris’ term as a Class 1 director expires in 2010.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 20, 2008, the Board of Directors of the Company approved amended and restated bylaws for the Company (the “Restated Bylaws”). The Restated Bylaws are attached as Exhibit 3.1 to this Current Report on Form 8-K.

The Restated Bylaws amend the prior bylaws of the Company in the following principal respects:

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Article I, Section 1.03 (Special Meetings of Stockholders). This Section was amended to, among other things, prescribe the information that must be included in a request from stockholders for the Board to call a special meeting. The amendment requires the request to include, among other things, the purpose of the special meeting and information about the requesting stockholders, including information with respect to the requesting stockholder’s ownership of the Company’s capital stock. In addition, while this Section, as amended, continues to permit stockholders of record of shares representing at least fifty percent (50%) of the combined voting power of then outstanding shares of stock of the Company entitled to vote in the election of directors to request that a special meeting be called, it includes certain procedural requirements with respect to such requests. To safeguard the resources of the Company from the substantial administrative and financial burdens, and disruptive effects, that serial stockholder meetings on the same matter would impose on the Company, this Section provides, among other things, that the Board would not be required to call a special meeting at the request of a stockholder, if (i) an identical or substantially similar item (a “Similar Item) was presented at any meeting of stockholders held within one hundred twenty (120) days prior to receipt by the Company of the special meeting request, or (ii) a Similar Item is included in the Company’s notice of meeting as an item of business to be brought before a stockholders’ meeting that has been called but not yet held. In addition, the Board would not be required to call a special meeting if (i) the request for a special meeting is received by the Company during the period commencing ninety (90) days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting, or (ii) the special meeting request relates to an item that is not a proper subject for stockholder action under the Delaware General Corporation Law, as amended (the “DGCL”).

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Article I, Section 1.04 (Conduct of Stockholders’ Meetings). This Section was amended to provide that the Board and the chairman of any stockholders’ meeting shall have the authority to adopt such rules or regulations for the conduct of meetings of stockholders as are deemed necessary, appropriate or convenient for the proper conduct of the meeting.

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Article I, Section 1.05 (Adjournment of Meetings). This Section was amended to permit adjournments of stockholders’ meetings to be called by the chairman of the meeting or the holders of a majority of the votes entitled to be cast by stockholders who are present in person or by proxy at the meeting whether or not a quorum exists..

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Article I, Section 1.07 (Notice of Stockholder Proposals). This Section was added to provide that at any annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before such meeting. To be properly brought before an annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly and timely brought before the meeting by any stockholder of the Company in compliance with the notice procedures and other provisions of this Section. This Section also provides the process for a stockholder to follow to bring business before the annual meeting. This Section requires a stockholder seeking to bring business (other than director nominations) before an annual meeting of stockholders to deliver a timely and proper advance written notice to the Company. To be timely, such notice must be received by the Company’s Corporate Secretary not earlier than the close of business on the one hundred twentieth (120th) calendar day, and not later than the close of business on the ninetieth (90th) calendar day, prior to the first anniversary of the immediately preceding year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is more than thirty (30) calendar days earlier or more than sixty (60) calendar days later than such anniversary date, notice by the stockholder in order to be timely must be so delivered or received not earlier than the close of business on the one hundred twentieth (120th ) calendar day prior to the date of such annual meeting and not later than the close of business on the later of the ninetieth (90th) calendar day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than one hundred (100) calendar days prior to the date of such annual meeting, the tenth (10th) calendar day following the day on which public disclosure of the date of such annual meeting is first made by the Company. The Section also requires that, in addition to being provided on a timely basis, such advance notice provided by a stockholder must be in proper written form and, as such, must include certain representations from the stockholder and provide detailed information with respect to, among other things, (i) the stockholder’s proposals, (ii) the stockholder submitting the proposals and the shares of the Company’s capital stock held beneficially and of record by such stockholder, (iii) any persons associated with the stockholder submitting the proposal (as more fully described in the Restated Bylaws, a “Stockholder Associated Person”) and the shares of the Company’s capital stock held beneficially and of record by such persons, and (iv) any material interest of the stockholder submitting the proposals or any Stockholder Associated Person, or any anticipated benefit thereto, in the stockholder proposal.

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Article II, Section 2.02(a) (Notice of Nominations for Directors – Annual Meetings of Stockholders). This Section was amended to require that stockholders seeking to nominate persons for election to the Board at an annual meeting of stockholders to deliver a timely and proper advance written notice to the Company. As amended, this Section provides that, to be timely, such notice must be received by the Company’s Corporate Secretary not earlier than the close of business on the one hundred twentieth (120th) calendar day, and not later than the close of business on the ninetieth (90th) calendar day, prior to the first anniversary of the immediately preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is more than thirty (30) calendar days earlier or more than sixty (60) calendar days later than such anniversary date, notice by the stockholder in order to be timely must be so delivered or received not earlier than the close of business on the one hundred twentieth (120th) calendar day prior to the date of such annual meeting and not later than the close of business on the later of the ninetieth (90th) calendar day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than one hundred (100) calendar days prior to the date of such annual meeting, the tenth (10th) calendar day following the day on which public disclosure of the date of such annual meeting is first made by the Company. This Section also requires, among other things, that stockholders submitting a notice of nomination with respect to the election of directors at an annual meeting to include, in its timely notice, certain representations from the stockholder and provide detailed information about (i) the stockholder submitting the notice and any Stockholder Associated Persons and the shares of the Company’s capital stock held beneficially and of record by such persons, (ii) each person whom the stockholder proposes to nominate for election as a director and the shares of the Company’s capital stock held beneficially and of record by such persons, (iii) certain direct and indirect material compensation and other monetary agreements, arrangements and understandings between or among the person(s) being nominated and the stockholder proposing such person(s) for nomination or any Stockholder Associated Person, and (iv) any material interest of the stockholder submitting a notice of director nomination or any Stockholder Associated Person in the election of the proposed nominee(s).

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Article II, Section 2.02(b) (Notice of Nominations for Directors – Special Meetings of Stockholders). This Section was amended to provide the process for stockholders to follow in submitting nominations of persons for election to the Board at a special meeting. As amended, this Section provide that nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the Company’s notice of meeting, (ii) by or at the direction of the Board, or (iii) provided that the Board has determined that directors shall be elected at such meeting, by any stockholder of the Company who (A) is a stockholder of record at the time of giving of notice, (B) is a stockholder of record on the record date for the determination of the stockholders entitled to vote at such meeting, (C) is a stockholder of record at the time of such meeting, (D) is entitled to vote at such meeting, and (E) provides the required notice with respect to any nomination to the Company’s Corporate Secretary not earlier than the close of business on the one hundred twentieth (120th) calendar day prior to the date of such special meeting and not later than the close of business on the later of the ninetieth (90th) calendar day prior to the date of such special meeting or, if the first public announcement made by the Company of the date of such special meeting is less than one hundred (100) days prior to the date of such special meeting, not later than the tenth (10th) calendar day following the day on which public announcement is first made of the date of the special meeting. This Section also requires, among other things, that stockholders submitting a notice of nomination with respect to the election of directors at a special meeting to include, in its timely notice, certain representations from the stockholder and provide detailed information about (i) the stockholder submitting the notice and any Stockholder Associated Persons and the shares of the Company’s capital stock held beneficially and of record by such persons, (ii) each person whom the stockholder proposes to nominate for election as a director and the shares of the Company’s capital stock held beneficially and of record by such persons, (iii) certain direct and indirect material compensation and other monetary agreements, arrangements and understandings between or among the person(s) being nominated and the stockholder proposing such person(s) for nomination or any Stockholder Associated Person, and (iv) any material interest of the stockholder submitting a notice of director nomination or any Stockholder Associated Person in the election of the proposed nominee(s).

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Article II, Section 2.03 (Number and Qualifications). This Section was amended to adopt new clause (b) to require each director and nominee for election as a director to deliver to the Company’s Corporate Secretary a written questionnaire with respect to the director’s or nominee’s background and qualifications and a representation and agreement (the

“Prospective Director Agreement”). The Prospective Director Agreement requires directors and nominees to disclose certain types of voting commitments and compensation arrangements and represent that the director or nominee, if elected, would be in compliance with all applicable corporate governance, conflicts of interest, confidentiality, securities ownership and stock trading policies and guidelines of the Company, and also provides for the immediate resignation of a director if such person is found by a court of competent jurisdiction to have breached the Prospective Director Agreement in any material respect.

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Article II, Section 2.04 (Vacancies in the Board). This Section was amended to clarify that vacancies on the Board, whether resulting from death, resignation, removal or other cause (and any newly created directorship resulting from an increase in the authorized number of directors), shall be filled only by the directors then in office, even if less than a quorum, or by a sole remaining director. As amended, this Section provides that, with respect to vacancies resulting from an increase in the authorized number of directors, if the directors fail to fill any vacancy, the stockholders may at the next annual meeting, or any special meeting called for purpose of electing directors, fill such vacancy. In addition, this Section provides that any director so elected or appointed to fill a vacancy on the Board shall hold office for a term that shall coincide with the term of the class to which such director shall have been elected or appointed and until his or her successor shall have been duly elected and qualified, except in the event of his or her earlier death, resignation or removal.

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Article II, Section 2.05 (Removal and Resignations of Directors). This Section was amended to add new clause (a) with respect to the removal of directors that conform to the Company’s certificate of incorporation, including with respect to the definition of “cause.”

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Article IV, Section 4.03 (Registered Stockholders). This Section was added to provide that the Company is only required to recognize a person registered on its records as the owner of shares of the Company’s common stock.

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Article V, Section 5.02 (Record Date). This Section was amended primarily to add new clause (c) which provides a procedure for how the Board would set the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting. As amended, this Section provides that any person seeking to have the stockholders take action by written consent would submit a written request to the Board requesting that the Board fix a record date for such purpose. The Board would then ten (10) days to fix a record date for such purpose which would be no more than ten (10) days after the date of the resolution fixing the record date that is adopted by the Board.

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Article VI, Section 6.02 (Amendments). This Section was amended to conform it, including the required stockholder vote to amend the Restated Bylaws, to the Company’s certificate of incorporation which provides that the Restated Bylaws may be amended or repealed, in whole or in part, by the affirmative vote of the holders of not less than a majority of the voting power of all of the then outstanding shares of capital stock of the Company entitled to vote at any annual or special meeting of the stockholders.

In addition to the foregoing, there are various other “clean-up” changes including, but not limited to, grammatical and other typographical corrections, formatting changes, revisions to headings, titles and captions, and/or capitalization of defined terms.

The foregoing summary of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws attached to this Current Report on Form 8-K as Exhibit 3.1 and which is incorporated herein by reference in its entirety.

Item 7.01	Regulation FD Disclosure.

On November 21, 2008, the Company issued a press release announcing its focus on several strategic options to enhance shareholder value. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act or the Exchange Act.

Item 8.01	Other Events.

As discussed above, on November 20, 2008, the Board adopted various amendments to the Bylaws. Included among such amendments to the Bylaws are amendments requiring stockholders intending to (i) nominate persons for election to the Company’s Board of Directors at a meeting of stockholders, or (ii) bring other business before a meeting of stockholders (other than proposals sought to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act) to provide the Company with timely and proper notice of such intention.

Pursuant to the Restated Bylaws, in order for a stockholder to bring a proposal (other than proposals sought to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act) before, or make a nomination at, the Company’s 2009 annual meeting of stockholders, such stockholder must deliver a written notice of notice of such proposal and/or nomination to, or it must be mailed and received by, the Company’s Corporate Secretary at the principal executive offices of the Company, located at 5524 East Fourth Street, Tucson, Arizona 85711, no earlier than the close of business on January 21, 2009, and not later than the close of business on February 20, 2009, assuming the Company’s 2009 annual meeting of stockholders is held between April 21, 2009 and July 20, 2009.

The amendments to the Bylaws discussed herein do not affect the deadlines for stockholder proposals sought to be included in the Company’s proxy materials pursuant to Rule 14a-8 of the Exchange Act. Pursuant to Rule 14a-8 of the Exchange Act, stockholder proposals may be included in the Company’s proxy materials for consideration at the 2009 annual meeting of stockholders so long as they are provided to the Company on a timely basis and satisfy the requirements and conditions set forth in Rule 14a-8 of Exchange Act. To be considered for inclusion in the Company’s proxy statement relating to the annual meeting of stockholders to be held in 2009, such proposal must be received by the Company at its principal executive offices located at 5524 East Fourth Street, Tucson, Arizona 85711 no later than December 22, 2008.

The foregoing description of the applicable notice deadlines that must be met by stockholders intending to nominate a candidate for election to the Company’s Board of Directors at, or bring a proposal before, the Company’s 2009 annual meeting of stockholders does not purport to be a complete description of the advance notice and advance nomination provisions contained in the Restated Bylaws and such description is qualified by reference to the complete text of the Amended and Restated Bylaws attached to this Current Report on Form 8-K as Exhibit 3.1 and which is incorporated herein by reference in its entirety. In addition to the requirement that the notice by the stockholder be timely, the Restated Bylaws contain additional requirements with respect to advance notice of stockholder proposals and/or director nominations, including, but not limited to, who is eligible to provide such notices and what constitutes a proper form of notice of a nomination of a candidate for election to the Board of Directors and/or a stockholder proposal. Accordingly, stockholders are urged to read the complete text of the advance notice and advance nomination provisions contained in the Restated Bylaws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Amended and Restated Bylaws of The Providence Service Corporation, effective November 20, 2008.

99.1	Press Release issued by The Providence Service Corporation on November 21, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROVIDENCE SERVICE CORPORATION.

Dated: November 21, 2008	By:	/s/ Michael N. Deitch
	Name:	Michael N. Deitch
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
3.1	Amended and Restated Bylaws of The Providence Service Corporation, effective November 20, 2008.

99.1	Press Release issued by The Providence Service Corporation on November 21, 2008.